                                              PROVIDENCE EXPLORATION,
                                                        LLC
                                           (A Development Stage Company)

                                                       INDEX

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors

Providence Exploration, LLC

Dallas, Texas

We have audited the accompanying consolidated balance sheet of Providence Exploration, LLC as of December 31, 2005 and the related consolidated statement of operations, stockholders’ equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the PCAOB (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Providence Exploration, LLC as of December 31, 2005 and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11, the Company’s operating losses and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to those matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Chisholm, Bierwolf & Nilson, LLC

Chisholm, Bierwolf & Nilson, LLC

Bountiful, Utah

April 11, 2006

                                           PROVIDENCE EXPLORATION, LLC.

                                            CONSOLIDATED BALANCE SHEET
                                                DECEMBER 31, 2005

CURRENT ASSETS:
           Cash                                                                                             22,060
           Accounts receivable (net of allowance)                                                           72,833
           Note receivable (Note 3)                                                                          5,000
           Prepaid expenses                                                                                 34,449
                                                                                                 ------------------
                                                                                                 ------------------

                Total current assets                                                                       134,342
                                                                                                 ------------------
                                                                                                 ------------------

PROPERTY AND EQUIPMENT:
           Oil and gas leases - undeveloped                                                              3,136,273
           Drilling rigs and equipment                                                                   1,236,647
           Office furniture and equipment                                                                    9,746
           Automotive equipment                                                                             27,495
                                                                                                 ------------------
                                                                                                 ------------------

           Total                                                                                         4,410,161

           Less accumulated depreciation                                                                  (62,049)
                                                                                                 ------------------
                                                                                                 ------------------

           Total property and equipment                                                                  4,348,112
                                                                                                 ------------------
                                                                                                 ------------------

OTHER ASSETS:
           Loan origination fees, net of amortization of $5,035                                             71,215
           Note receivable - long term (Note 3)                                                             87,418
           Deposits                                                                                          2,266
                                                                                                 ------------------
                                                                                                 ------------------

           Total other assets                                                                              160,899
                                                                                                 ------------------
                                                                                                 ------------------

           Total assets                                                                                  4,643,353
                                                                                                 ------------------
                                                                                                 ------------------

CURRENT LIABILITIES:
          Accounts payable                                                                                  26,615
          Accrued expenses                                                                                 113,966
          Short term notes payable (Note 7)                                                              3,700,000
          Current portion of long term notes payable (Note 4)                                              341,919
                                                                                                 ------------------
                                                                                                 ------------------

          Total current liabilities                                                                      4,182,500

LONG TERM NOTES PAYABLE (NOTE 4)                                                                           704,617
                                                                                                 ------------------

          Total liabilities                                                                              4,887,117

MEMBERS' EQUITY                                                                                          (243,764)
                                                                                                 ------------------

          Total liabilities and members' equity                                                          4,643,353
                                                                                                 ------------------

                     The accompanying notes are an integral part of the financial statements.

                                           PROVIDENCE EXPLORATION, LLC.

                               CONSOLIDATED STATEMENT OF INCOME AND MEMBERS' EQUITY
                        FOR THE PERIOD JULY 12, 2005 (INCEPTION) THROUGH DECEMBER 31, 2005

SALES (NOTE 6)                                                                                              369,515
                                                                                                    ----------------

COST OF SALES:                                                                                              694,382
                                                                                                    ----------------

             Gross profit (loss)                                                                          (324,867)
                                                                                                    ----------------
                                                                                                    ----------------

GENERAL AND ADMINISTRATIVE EXPENSES
             Automobile                                                                                       4,710
             Amortization                                                                                     5,035
             Bank charges                                                                                     4,114
             Consulting                                                                                       8,000
             Depreciation                                                                                    62,049
             Insurance                                                                                       16,646
             Office                                                                                          15,792
             Professional fees                                                                               91,151
             Repairs and maintenance                                                                          1,070
             Rent                                                                                             6,429
             Telephone                                                                                       19,962
             Travel and entertainment                                                                        41,945
             Utilities                                                                                        1,228
                                                                                                    ----------------
                                                                                                    ----------------

             Total general and administrative expenses                                                      278,131

                 Net loss before other income (expenses)                                                  (602,998)

OTHER INCOME (EXPENSES):
             Interest and other income                                                                           38
             Note receivable write off                                                                     (89,731)
             Interest expense                                                                              (86,073)
                                                                                                    ----------------
                                                                                                    ----------------

             Net loss                                                                                     (778,764)

MEMBERS' EQUITY, BEGINNING OF PERIOD                                                                              0

             Capital contributions (Note 5)                                                                 535,000
                                                                                                    ----------------
                                                                                                    ----------------

MEMBERS' EQUITY, END OF PERIOD                                                                            (243,764)
                                                                                                    ----------------

                     The accompanying notes are an integral part of the financial statements.

                                           PROVIDENCE EXPLORATION, LLC.

                                       CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE PERIOD JULY 12, 2005 (INCEPTION) THROUGH DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
             Net loss                                                                                     (778,764)
             Adjustments to reconcile net loss to net cash
                  used by operating activities:
             Depreciation                                                                                    62,049
             Amortization                                                                                     5,035
             Bad debt                                                                                        89,731
             Changes in:
             Accounts receivable                                                                           (72,833)
             Prepaid expense                                                                               (34,449)
             Deposits                                                                                       (2,266)
             Accounts payable                                                                                26,615
             Accrued expenses                                                                               113,966
                                                                                                --------------------
                                                                                                --------------------

             Net cash used by operating activities                                                        (590,916)
                                                                                                --------------------
                                                                                                --------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
             Purchase of property and equipment                                                         (4,410,161)
             Issuance of notes receivable                                                                 (182,149)
                                                                                                --------------------
                                                                                                --------------------

             Net cash used by investing activities                                                      (4,592,310)
                                                                                                --------------------
                                                                                                --------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
             Capital contribution                                                                           535,000
             Proceeds from notes payable                                                                  4,825,000
             Payments on notes payable                                                                     (78,464)
             Loan origination fees                                                                         (76,250)
                                                                                                --------------------
                                                                                                --------------------

             Net cash provided by financing activities                                                    5,205,286
                                                                                                --------------------
                                                                                                --------------------

             Net increase in cash and cash equivalents                                                       22,060

CASH AND CASH EQUIVALENTS,  BEGINNING OF PERIOD                                                                   0
                                                                                                --------------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                                     22,060
                                                                                                --------------------

SUPPLEMENTAL CASH FLOW INFORMATION:
             Interest paid                                                                                   30,061
                                                                                                --------------------
                                                                                                --------------------

                     The accompanying notes are an integral part of the financial statements.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Organization

The Company was formed on July 12, 2005, under the Laws of the State of Texas as a Limited Liability Company.

The Company formed a wholly owned subsidiary, PDX Drilling 1, LLC (PDX), on July 12. PDX was formed to acquire drilling and service rigs for the purpose of drilling oil and gas wells in Texas. PDX acquired 3 oil drilling rigs during 2005 and began drilling operations for its customers.

The Company formed a wholly owned subsidiary, Providence Resources LLC, on September 1, 2005 to acquire leases in Texas for oil and gas exploration and development. During 2005 Oil and Gas Leases were acquired, and will be developed in the coming year.

The Company is in the oil & gas drilling business and has incurred revenues from oil drilling services performed for other entities. The Company will begin drilling on its own oil and gas leases in the coming year.

Principles of Consolidation

The consolidated financial statements include the accounts of Providence Exploration, LLC, PDX Drilling 1, LLC and Providence Resources LLC. All material intercompany accounts and transactions have been eliminated in the consolidation of the entities.

Cash and Cash Equivalents

The Company considers cash in operating and money market accounts to be cash and cash equivalents for the statement of cash flows.

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly no allowance for doubtful accounts is required. When amounts become uncollectible, they are charged to operations when that determination is made. Using this direct write-off method does not materially differ from the allowance method.

Property and Equipment

Drilling and service rigs and equipment are recorded at cost and are depreciated over their estimated useful lives of ten years using the straight-line method. Office furniture and equipment and automotive equipment are recorded at cost and depreciated over their estimated useful lives of five to ten years using the straight-line method.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Property and Equipment (continued)

Upon sale or retirement of property and equipment the cost and related accumulated depreciation or depletion of the asset are removed from the Company’s accounts and gain or loss is recognized.

Expenditures for repair and maintenance are charged to expense as incurred.

Oil and Gas Leases Not Subject to Amortization

Oil and gas lease costs are recorded at cost and consist of 6,272.5 acres of land leases in North Eastern Texas in the Barnett Shale Formation. These leases are undeveloped at December 31, 2005, and accordingly no depletion is included in the accompanying consolidated financial statements. The Company paid cash of $3,136,273 for an undivided 90% working interest in the above mentioned oil leases from Harding Company, the operating company for the lease and 10% working interest holder.

The Company follows the full cost method of accounting for exploration and development of oil and gas properties whereby all costs in acquiring, exploring and developing properties are capitalized, including estimate of abandonment costs, net of estimated equipment salvage costs. No costs related to production, general corporate overhead, or similar activities have been capitalized. At December 31, 2005 the Company only had capitalized costs of unproved properties acquired during the year. Leasehold costs are depleted based on the units-of-production method based on estimated proved reserves. No proved reserves currently exist for the Company and therefore no depletion has been taken as of December 31. 2005.

In accordance with Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews its long-lived assets to be held and used, excluding proved oil and gas properties accounted for under the full cost method of accounting, whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future net cash flows is less than the carrying amount of the assets. In this circumstance, the Company recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the estimated fair value of the asset. The Company’s long-lived assets related to its proved oil and gas properties accounted for under the full cost method of accounting are prescribed by the Securities and Exchange Commission (Regulation S-X, Rule 4-10, “Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975”).

Fair Market Value of Financial Instruments

The estimated fair value of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and other liabilities approximate their carrying amounts in the financial statements. The Company’s financial instruments include notes payable. The carrying value of notes payable approximates market value because the borrowing rate is similar to other financial instruments with similar terms.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued):

Revenue Recognition

The Company generated revenues during 2005 from service fees generated from its drilling rigs. Revenues are recorded upon the completion of the services, with the existence of an agreement and where collectability is reasonably assured. Oil and natural gas production revenue will be recognized at the time and point of sale after the product has been extracted from the ground.

Intangible Assets

Loan origination fees are being amortized on a straight line basis over the 36 month term of the loans.

Income Taxes

The Company is organized as a Limited Liability Company (LLC) and is taxed for federal income tax purposes as a partnership. Accordingly, no federal income tax liability or expense is included in the accompanying financial statements. Income from the Company is taxed to the partners on their respective returns.

NOTE 2 — USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS:

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — NOTES RECEIVABLE:

At December 31, 2005, the Company has a $5,000 note receivable from Nomatterware NEV. The note receivable is unsecured and noninterest bearing. The note receivable was repaid in January 2006.

The Company made advances to a member during the period ended December 31, 2005 totaling $87,418. Effective December 31, 2005, the company converted the advances to a note receivable. The note receivable is unsecured and bears interest at 4.25%. The note receivable and unpaid interest is due December 31, 2008.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 4 — LONG-TERM DEBT:

          Note Payable - FAGEB AG, secured by drilling equipment, payable in quarterly installments of $25,119 through July 31, 2008, including interest at 12%.
                                                                                          $232,443

           Note Payable - Global Convertible Megatrend LTD., secured by drilling equipment, payable in quarterly installments of $50,238 through July 31, 2008, including interest at 12%.
                                                                                           464,889

          Note Payable - FAGEB AG, secured by drilling equipment, payable in quarterly installments of $37,722 through September 25, 2008,
          including interest at 12%.                                                       349,204

                           Total                                                         1,046,536
                           Less current portion                                            341,919

                                Long-term notes payable                                  $ 704,617

            Aggregate maturities of long term notes payable at December 31, 2005, are as follows:

                                             Year Ended
                                             December 31                    Amount

                                                2007                       $384,791
                                                2008                        319,826

                                                Total                      $704,617

NOTE 5 — MEMBERS’ CAPITAL:

Upon formation, the Members contributed $535,000 of capital to the Company.

NOTE 6 — MAJOR CUSTOMERS:

The Company had four major customers for the period ended December 31, 2005, which comprised 37%, 22%, 19% and 19% of total sales.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 7 — SHORT TERM NOTES PAYABLE:

          Notes payable - Swan Lake, unsecured, due December 31, 2006, plus interest at 12%, convertible into equity at $1.00 per share.
                                                                                         $350,000

          Notes payable - Carrera, unsecured, due January 31, 2006, plus interest at 12%, convertible into equity at $1.00 per share.
                                                                                          150,000

          Notes payable - Carrera, unsecured, due February 28, 2006, plus
          interest at 12%.                                                               125,000

          Notes payable - Healthbridge, Inc.,  secured by oil and
          gas leases, due December 1, 2006, plus interest at 7%.
          (Note 8).                                                                     3,075,000

                           Total                                                       $3,700,000

NOTE 8 — PROPOSED TRANSACTION:

At December 31, 2005, the Company has a proposed transaction pending with Healthbridge, Inc., (a publicly owned Texas Corporation headquartered in Vancouver, B.C., Canada), whereby Healthbridge Inc. would acquire 100 percent ownership interest in the Company (including subsidiaries) in exchange for 16,500,000 shares of Healthbridge, Inc. common stock.

At December 31, 2005, Healthbridge Inc. has advanced the Company $3,075,000 to fund the purchase of the Company's oil and gas leases.

NOTE 9 — AGREEMENT:

In October 2005, the Company signed a joint exploration agreement with Harding Company. Under the terms of the agreement, the Company and Harding Company intend to explore, develop and produce oil and gas from Marble Falls and Barnett Shale formations in targeted areas of the Ft. Worth basin. Harding Company is appointed as operator.

Providence is required pursuant to the agreement to fund 100% of all costs of the management and operation for a minimum of 3 wells. Providence will carry Harding for its 10% working interest in all wells drilled and completed through the pipeline connection phase, in the project.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 10 — COMMITMENTS AND CONTINGENCIES:

The Company leases office and warehouse space under an operating lease which expires October 1, 2007. The Company leases a vehicle under an operating lease which expires in October 2007.

Minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 2005, are as follows:

         Year                 Amount
         2006                    $19,869
         2007                     12,502

        Total                   $32,371

Rent expense was $7,796 for the period ended December 31, 2005. Automobile lease expense is included in automobile expense in the accompanying statement of income and members’ equity.

NOTE 11 – GOING CONCERN

As of December 31, 2005, the Company’s revenue generating activities have not generated sufficient funds for profitable operations, and the Company has a significant working capital deficit. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Managements plan is to effect a merger with Healthbridge, Inc. subsequent to December 31, 2005, thus converting and eliminating the short-term and long term loans to equity in Healthbridge. Healthbridge will also assist in raising the needed funds for continued development of the oil & gas leases. If the merger does not occur, the company may not have sufficient funds to continue the development of its leases. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 12 - SUPPLEMENTARY OIL AND GAS INFORMATION - FAS 69 (unaudited)

The following unaudited disclosures on standardized measures of discounted cash flows and changes therein relating to proved oil and gas reserves are determined in accordance with United States Statements of Financial Accounting Standards No. 69 “Disclosures About Oil and Gas Producing Activities”.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE 12 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69 (unaudited) (Continued)

Standardized Measure of Discounted Future Net Cash Flows and Changes Therein

In calculating the standardized measure of discounted future net cash flows, year-end constant prices and cost assumptions were applied to the Company’s annual future production from proved reserves to determine cash inflows. Future production and development costs are based on constant price assumptions and assume the continuation of existing economic, operating and regulatory conditions. Future income taxes are calculated by applying statutory income tax rates to future pre-tax cash flows after provision for the tax cost of oil and natural gas properties based upon existing laws and regulations. The discount was computed by application of a 10 percent discount factor to the future net cash flows. The calculation of the standardized measure of discounted future net cash flows is based upon discounted future net cash flows prepared by the Company’s independent qualified reserve evaluators in relation to the reserves they respectively evaluated, and adjusted by the Company to account for management’s estimate obligations and future income taxes. The Company cautions that the discounted future net cash flows relating to proved oil and gas reserves are an indication of neither the fair market value of the Company’s oil and gas properties, nor of the future net cash flows expected to be generated from such properties. The discounted future net cash flows do not include the fair market value of exploratory properties and probable or possible oil and gas reserves, nor is consideration given to the effect of anticipated future changes in crude oil and natural gas prices, development, asset retirement and production costs, and possible changes to tax and royalty regulations. The prescribed discount rate of 10 percent may not appropriately reflect future interest rates. The Company’s projections should not be interpreted as being equivalent to fair market value.

Net Proved Reserves (1, 2)

                                                   Natural Gas                Crude Oil and Natural Gas
                                                   (millions of                        Liquids
                                                   cubic feet)                 (thousands of barrels)
     2005
     Beginning of year                                           -                                      -
     Purchase of reserves in place                               -                                      -
     Production                                                  -                                      -
     Adjustment for uneconomic wells                             -                                      -
     End of year                                                 -                                      -

     Developed                                                   -                                      -
     Undeveloped                                                 -                                      -
     Total                                                       -                                      -

   (1) Definitions

a.	“Net” reserves are the remaining reserves of the Company, after deduction of estimated royalties and including royalty interests.

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

NOTE –2 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69 (unaudited) (Continued)

b.	“Proved oil and gas reserves.” Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

Reservoirs are considered proved if economic product ability is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes that portion delineated by drilling and defined by gas-oil and /or oil-water contacts, if any; and the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

i.

Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the “proved” classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was base

ii.	Estimates of proved reserves do not include the following:

Oil that may become available from known reservoirs but is classified separately as “indicated additional reserves”;

Crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors;

Crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and

Crude oil, natural gas, and natural gas liquids, that may be recovered from oil shale, coal, gilsonite and other such sources.

c.	“Proved developed oil and gas reserves.” Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program

PROVIDENCE EXPLORATION, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005

has	confirmed through production response that increased recovery will be achieved.

NOTE 12 — SUPPLEMENTARY OIL AND GAS INFORMATION – FAS 69 (unaudited) (Continued)

d.	“Proved undeveloped reserves.” Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive unites that are reasonably certain of production when drilled. Proved reserves for other undrilled unites can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates, for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.) The Company does not file any estimates of total net proved crude oil or natural gas reserves with any U.S. federal authority or agency other than the SEC.

Standardized Measure of Discounted Future Net Cash Flows Related to Proved Oil and Gas Reserves

The company has no proved reserves and no oil and gas production and therefore has not presented the Standardized Measure of Discounted Future Net Cash Flows or operating results.

Capitalized Costs

                                                                                                       United States
                                                         Year ended December 31,                           2005
                                                                                                  -------------------
                                                                                                  -------------------
                                                         Proved oil and gas properties                 $

                                                                                                       -
                                                         Unproved oil and gas properties                   3,136,273
                                                         Total capital costs                               3,136,273
                                                         Accumulated depletion                                   (-)
                                                         Net capitalized costs                         $     3,136,273

Costs Incurred

                                                    United States
     Year ended December 31,                            2005
                                              ---------------------
                                              ---------------------
     Acquisitions:
       Proved reserves                             $
                                                   -
       Unproved reserves                                 3,163,273
     Total acquisitions                                  3,163,273
     Exploration costs                                           -
     Development costs                                           -
     Asset retirement obligations                                -
     Total costs incurred                          $     3,163,273